SMALL CAP CORE FUND

SUMMARY PROSPECTUS SUPPLEMENT

NORTHERN FUNDS

SMALL CAP CORE FUND

SUPPLEMENT DATED JUNE 1, 2020 TO SUMMARY PROSPECTUS DATED JULY 31, 2019, AS SUPPLEMENTED

On February 13, 2020, the Board of Trustees (the “Board”) of Northern Funds (the “Trust”) approved the offering of multiple share classes for the Small Cap Core Fund (the “Fund”). Effective July 31, 2020 (the “Effective Date”), the Fund will begin to offer two new classes of shares, Class K shares and Class I shares. On the Effective Date, the existing class of shares, known as the “Shares” Class will no longer be operated. Class K shares are available to investors purchasing directly with the Trust, through an account at The Northern Trust Company or an affiliate (“Northern Trust”) or an authorized intermediary that does not receive a service fee. Class I shares are available to investors purchasing through an authorized intermediary that has entered into a service agreement and receives a service fee.

On the close of business on July 30, 2020 (the “Conversion Date”), Shares of the Fund held by shareholders who purchased directly from the Trust or through an account at Northern Trust (or an affiliate) will be automatically converted to Class K shares of the Fund in exchange for their Shares. On the Conversion Date, Shares of the Fund held by shareholders who purchased through an authorized intermediary will be automatically converted to Class I shares of the Fund in exchange for their Shares, unless instructed otherwise by an intermediary in writing and subject to the Fund’s share class eligibility requirements. Class I shares of the Small Cap Core Fund will use the same ticker symbols as the current Shares Class of the Fund.

The share class conversion will be effected on the basis of the relative net asset values of the relevant share classes. The share class conversion is intended to be a tax-free transaction to shareholders. Additionally, Fund shareholders will not incur any transaction charges as a result of the share class conversion.

At its meeting on February 13, 2020, the Board also approved certain changes to the fee structure of the Fund. The Board approved a contractual reduction in the management fee that the Fund pays (expressed as a percentage of the Fund’s average daily net assets) to the amounts listed in the table below. This fee reduction will go into effect as of the Effective Date. For shareholders who purchase Class I shares of the Fund through an intermediary that has entered into a service agreement and receives a service fee, the maximum annual service fee (as an annual percentage of average daily net assets) is 0.15%. Northern Trust Investments, Inc. (“NTI”) has contractually limited the service fees to be charged to the holders of Class I shares to the amounts listed in the table below. At the same meeting, the Board approved additional expense reimbursements for the Fund. NTI has contractually agreed to reimburse a portion of the Fund’s operating expenses (other than certain excepted expenses, i.e., Acquired Fund Fees and Expenses, service fees, the compensation paid to each Independent Trustee of the Trust, expenses of third party consultants engaged by the Board of Trustees, membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum, expenses in connection with the negotiation and renewal of the revolving credit facility, extraordinary expenses and interest) to the extent the “Total Annual Fund Operating Expenses” exceed the amounts in the table below. The contractual expense reimbursements in the table below for Class K shares and Class I shares will go into effect as of the Effective Date and will remain in effect until July 31, 2021.

Small Cap Core Fund
Annual Fund Operating Expenses: (expenses that you pay each year as a percentage of the value of your investment)	Shares Class	Class K	Class I
Ticker Symbol	NSGRX	NSCKX	NSGRX
Management Fees	0.63%	0.47%	0.47%
Service Fees	0.00%*	None	0.10%
Total Annual Fund Operating Expenses After Expense Reimbursement	0.65%	0.49%	0.59%

*	The Fund may currently pay service fees of up to 0.15%, which are included within “Other Operating Expense” in the fee table in the current prospectus.

A summary prospectus for the Fund’s Class K shares and Class I shares accompanies this summary prospectus supplement.

Please retain this Supplement with your Summary Prospectus for future reference.

50 South LaSalle Street P.O. Box 75986 Chicago, Illinois 60675-5986 800-595-9111 northerntrust.com/funds	NF SPT SCC-K&I (6/20)

NORTHERN FUNDS PROSPECTUS